UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 22, 2025

GROVE COLLABORATIVE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40263	88-2840659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Sansome Street San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)
(800) 231-8527
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001	GROV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Director

David Glazer, a member of the Board of Directors (the “Board”) of Grove Collaborative Holdings, Inc. (the “Company”), resigned from the Board, effective as of August 22, 2025. Mr. Glazer served as the chair of our Audit Committee. There were no disagreements with Mr. Glazer with respect to the Company’s operations, policies or practices, nor did Mr. Glazer provide any written statement to the Company with respect to the circumstances of his resignation. The Company thanks Mr. Glazer for his service on the Board and wishes him well in his future endeavors.

Appointment of Director

On August 22, 2025, the Board appointed Kathryn Anderson to serve on the Board as a member of Class III of the board for a term expiring at the Company’s annual meeting of shareholders in 2028. In addition, the Board appointed Ms. Anderson to serve as chairperson of the Audit Committee of the Board.

The Board has determined that Ms. Anderson satisfied the definition of an “independent director” under the listing standards of the New York Stock Exchange.

Ms. Anderson, 43, was chief financial officer of Neiman Marcus Group, a multi-brand luxury retailer, from April 2022 to December 2024. Ms. Anderson also served as chief financial officer of Guess?, Inc. (NYSE: GES), a global lifestyle apparel brand, from December 2019 to April 2022. Prior to her service at Guess?, Ms. Anderson held chief financial officer roles at California Pizza Kitchen, a casual dining restaurant chain, and Sprinkles Cupcakes, a consumer-focused bakery chain. Ms. Anderson started her career in investment banking at Citigroup, Inc. and then Moelis & Company, both financial services companies. Ms. Anderson is currently an executive in residence at Boston Consulting Group, a role she has held since June 2025. Ms. Anderson received her B.A. in Economics from Northwestern University and her M.B.A. from UCLA Anderson School of Management. Ms. Anderson brings to the board of directors significant operating and finance leadership experience and significant experience with consumer and retail brands.

There is no arrangement or understanding between Ms. Anderson and any other person pursuant to which Ms. Anderson was selected as a director of the Company. There are no transactions involving Ms. Anderson requiring disclosure under Item 404(a) of Regulation S–K under the U.S. Securities Act of 1993 (“Regulation S-K”).

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROVE COLLABORATIVE HOLDINGS, INC.

By:	/s/ Scott Giesler
Name:	Scott Giesler
Title:	General Counsel
Date: August 25, 2025